Exhibit 32
Certification
Pursuant to Rule 13a-14(b) and Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Sections 1350(a) and (b))
I, Anthony G. Capuano, Acting Co-Principal Executive Officer of Marriott International, Inc. (the “Company”) certify that:
(1)the annual report on Form 10-K of the Company for the period ended December 31, 2020, (the “Annual Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 18, 2021	/s/ Anthony G. Capuano
Anthony G. Capuano Group President, Global Development, Design and Operations Services (Acting Co-Principal Executive Officer)

I, Stephanie Linnartz, Acting Co-Principal Executive Officer of Marriott International, Inc. (the “Company”) certify that:
(1)the annual report on Form 10-K of the Company for the period ended December 31, 2020, (the “Annual Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 18, 2021	/s/ Stephanie Linnartz
Stephanie Linnartz Group President, Consumer Operations, Technology and Emerging Businesses (Acting Co-Principal Executive Officer)

I, Kathleen K. Oberg, Executive Vice President and Chief Financial Officer of Marriott International, Inc. (the “Company”) certify that:
(1)the annual report on Form 10-K of the Company for the period ended December 31, 2020, (the “Annual Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 18, 2021	/s/ Kathleen K. Oberg
Kathleen K. Oberg Executive Vice President and Chief Financial Officer (Principal Financial Officer)